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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2005

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
             (Exact name of registrant as specified in its charter)



            DELAWARE                   333-113636                 20-0842986
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 (State or Other Jurisdiction        (Commission              (I.R.S. Employer
       of Incorporation)             File Number)            Identification No.)


    383 MADISON AVENUE                                              10179
    NEW YORK, NEW YORK
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   (Address of Principal                                         (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

This Form 8-K/A amends an earlier report on Form 8-K filed by Bear Stearns Asset Backed Securities I LLC on March 3, 2005.

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Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         1. Pooling and Servicing Agreement, dated as of January 1, 2005, among Bear Stearns Asset Backed Securities I LLC, as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, N.A., as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACK SECURITIES I LLC

By: /s/ Joseph Jurkowski
    --------------------
Name:    Joseph Jurkowski
Title:   Managing Director

Dated:   September 23, 2005


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                                  EXHIBIT INDEX


             Item 601 (a) of       Sequentially
Exhibit      Regulation S-K        Numbered
Number       Exhibit No.           Description                          Page
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1            4                     Pooling and Servicing Agreement        4